Capital management	12 Months Ended
Dec. 31, 2024
Subclassifications of assets, liabilities and equities [abstract]
Capital management	Capital Management
The Group’s objectives when managing capital are to safeguard their ability to continue as a going concern, so that they can continue to provide returns for shareholders and benefits for other stakeholders and maintain an optimal capital structure to reduce the cost of capital. In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt.
The Group also monitors capital based on the net debt and the gearing ratio. Net debt is calculated as total debt (including borrowings, lease liabilities, structured financing and debentures as shown in the balance sheet) less cash and cash equivalent (including cash, securities purchased under resale agreements and certificate deposits as shown in the statement of cash flows). The gearing ratio corresponds to the net debt expressed as a percentage of total capital.
The net debt and corresponding gearing ratios as of December 31, 2024 and 2023 were as follows:

	2024	2023

Group debt (Note 38) (i)	9,165,747	8,512,319
Structured financing (Note 20 (b))	3,282,750	1,841,790
Total debt	12,448,497	10,354,109
Cash	(5,610,548)	(3,943,307)
Securities purchased under resale agreements (Note 6 (a))	(2,885,843)	(2,760,296)
Bank deposit certificates (Note 7 (a))	(69,224)	(67,985)
Other deposits at Brazilian Central Bank (Note 20 (a))	(4,343,999)	(2,438,896)
Net debt	(461,117)	1,143,625

Total equity attributable to owners of the parent company	20,043,557	19,449,352
Total capital	19,582,440	20,592,977
Gearing ratio %	(2.35)%	5.55%

(i)    Includes debentures and bonds designated as fair value through profit or loss. See Note 7(e) and 17, respectively.
(i)    Minimum capital requirements
Although capital is managed considering the consolidated position, certain subsidiaries are subject to minimum capital requirement from local regulators.
The subsidiary Banco XP, leader of the Prudential Conglomerate (which includes XP CCTVM, XP DTVM, Banco Modal, Modal DTVM and some proprietary funds), under BACEN regulation regime, is required to maintain a minimum capital and follow aspects from the Basel Accord.
The subsidiary XP Vida e Previdência operates in retirement plans business and is oversight by the SUSEP, being required to present Adjusted Shareholders' Equity (PLA) equal to or greater than the Minimum Required Capital (“CMR”), CMR is equivalent to the highest value between base capital and Venture Capital Liquidity (“CR”).
On December 31, 2024 the subsidiaries Banco XP and XP Vida e Previdência were in compliance with all capital requirements.
There is no requirement for compliance with a minimum capital for the other Group companies.
(ii)    Financial covenants
In relation to the long-term debt contracts, including multilateral instruments, recorded within “Borrowings” (Note 19), the Group was required to comply with certain performance conditions, such as profitability and efficiency indexes.
As of December 31, 2024, the amount of debt contracts under financial covenants is R$1,666,432 (on December 31, 2023, there were no contracts under financial covenants). The Group has complied with these covenants throughout the reporting period.
Eventual failure of the Group to comply with such covenants may be considered as breach of contract and, as a result, considered for early settlement of related obligations.